Exhibit 26 (g) ii. a. 4.

AMENDMENT to

ALL REINSURANCE AGREEMENTS (open and terminated)

(the “Agreements”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY

(and formerly Continental Assurance Company)

(hereinafter the “Reinsurer”)

As of effective date of each Agreement, (the “Amendment Effective Date”), the net amount at risk for              will be calculated as follows:

As of the effective date of each Agreement until             , the net amount at risk shall be

Effective             , as policies             . For purposes of this description, the death benefit             .

This correction will be             . Consequently, there will be             .

All terms and conditions of the Agreements not in conflict with the terms and conditions of this Amendment shall continue unchanged.

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	12-23-11
Peter G. Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	12-23-11
Peter G. Ferris
Vice President & Actuary

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C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	12-23-11
Peter G. Ferris
Vice President & Actuary

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Mark Costello	Date:	December 15, 2011
Print name:	Mark Costello
Title:	VP, Living Benefits

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Melinda A Webb	Date:	12/15/11
Print name:	Melinda A Webb
Title:	Second VP, Treaty

AMENDMENT to the

SELECTED REINSURANCE AGREEMENTS listed in Exhibit I

(the “Agreements”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter referred to as the “Ceding Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY

(hereinafter referred to as the “Reinsurer”)

Effective July 30, 2012, (“the Amendment Effective Date”), the Agreements are hereby revised             . The              guidelines in the attached Exhibit II shall be added to the Underwriting Guidelines section of the Agreements. It is agreed by the Reinsurer and the Ceding Company, with the             .

All terms and conditions of the Agreements not in conflict with the terms and conditions of this Amendment shall continue unchanged.

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IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-10-12
Peter G. Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-10-12
Peter G. Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-10-12
Peter G. Ferris
Vice President & Actuary

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Emily Roman	Date:	12/5/12
Print name:	Emily Roman
Title:	2nd VP & Marketing Actuary

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Melinda A Webb	Date:	12/5/12
Print name:	Melinda Webb
Title:	Second VP, Treaty

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Exhibit I

Munich’s Agreement Number	Effective Date of Agreement	Description	TAI Code
	9/1/1998	VUL
	1/1/1999	VL Plus

	2/8/1999	VL Select
	5/1/2001	VUL II
*	8/1/2008	VUL III

*	Treaties

All other treaties are             .

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Exhibit II

•	.

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•	Guidelines .

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•	.

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•	.

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•	.

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Country Classifications

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Country Classifications

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AMENDMENT to the

SELECTED REINSURANCE AGREEMENTS shown in the attached Exhibit

(the “Agreements”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter referred to as the “Ceding Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY

(hereinafter referred to as the “Reinsurer”)

Effective January 1, 2013, the Amendment Effective Date, Article III - Basis of Reinsurance of the Agreements in the attached Exhibit will be replaced with the attached Article III - Basis of Reinsurance revising             .

All terms and conditions of the Agreements not in conflict with the terms and conditions of this Amendment shall continue unchanged.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-10-12
Peter G. Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-10-12
Peter G. Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	12-10-12
Peter G. Ferris
Vice President & Actuary

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Emily Roman	Date:	12/5/12
Print name:	Emily Roman
Title:	2nd VP & Marketing Actuary

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Melinda A Webb	Date:	12/5/12
Print name:	Melinda Webb
Title:	2nd VP, Treaty

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Exhibit

Munich’s Agreement Number	Effective Date of Agreement	Description	TAI Code
	8/1/2008	VUL III/SL14

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ARTICLE III: BASIS OF REINSURANCE

A.	Life insurance shall be reinsured on a . The Reinsurer .

B.	For the purpose of this Agreement, except as noted below, the net amount at risk shall be .

C.

The amount at risk may be determined using actual cash values, account values, tabular values, or by other methods agreeable to the Ceding Company and the Reinsurer. Schedule D – Special Net Risk Calculations defines special methods for calculating the net amount at risk in addition to B of this Article.